Table of Contents

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2006
SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02. Results of Operations and Financial Condition.
     On March 6, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its financial results for the year and fourth quarter of 2005.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 4, 2005, effective immediately, the Board of Directors appointed Tricia L. Fulton, 39, as Chief Financial Officer of the Company. Ms. Fulton has been with the Company since March 1997 in positions of increasing responsibility, most recently as the Corporate Controller. Ms. Fulton’s current annual compensation is $110,000.
Item 8.01 Other Events
     On March 6, 2006, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing the declaration of a $0.10 per share cash dividend on its common stock, payable on April 15, 2006, to shareholders of record as of March 31, 2006.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Press Release of the Registrant dated March 6, 2006, regarding financial results.

99.2	Press Release of the Registrant dated March 6, 2006, regarding dividend.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton

Tricia L. Fulton
Chief Financial Officer (Principal
Financial and Accounting Officer)
Dated: March 6, 2006